STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - 401(k) Plan - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments, at fair value
Total investments, at fair value	$ 3,580,787	$ 3,420,585
Investments, at contract value	284,789	308,898
Total investments	3,865,576	3,729,483
Receivables
Participant contributions	8	3
Company contributions	2,092	2,857
Accrued income	125	133
Participant loans	30,381	28,955
Total receivables	32,606	31,948
Total assets	3,898,182	3,761,431
LIABILITIES
Management expenses payable	128	250
Total liabilities	128	250
NET ASSETS AVAILABLE FOR BENEFITS	3,898,054	3,761,181
103-12 - Real estate fund
Investments, at fair value
Total investments, at fair value	36,007	35,405
McDonald's Corporation common stock
Investments, at fair value
Total investments, at fair value	1,352,367	1,443,882
Collective funds
Investments, at fair value
Total investments, at fair value	$ 2,192,413	$ 1,941,298